Exhibit 99

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INNOVO GROUP INC.

CIBC World Markets Fifth Annual

Consumer Growth Conference

July 12-13, 2005

Proprietary & Confidential

Company Highlights

Who Are We?

•                  In the Fashion Business: marketing a “portfolio” of denim lifestyle apparel products offering a “Denim Buffet”

•                  Flagship Joe’s Jeans Brand: one of the premier denim brands in the marketplace

•                  Blue Chip Customer Base: diversified and international

•                  Growth Company:  platform capable of generating significant revenue growth capitalizing on the denim market

•                  Headquarters in Los Angeles, CA: operations and/or showrooms in New York, Los Angeles, Mexico, Tokyo and Paris

What Do We Produce?

Branded Apparel	Private Label Apparel

[LOGO]	[LOGO]

Branded Strategy

[GRAPHIC]	[GRAPHIC]	TBD

Fall 2004	Spring 2005	2006

•                  Strategy - Leverage existing infrastructure to launch new brands and/or licensing deals

•                  In its first year we anticipate indie™ to cover all of the expenses associated with the launch of both new lines, indie™ and Betsey Johnson®

•                  We entered 2005 with one brand and expect to come out with two brands (i.e., Joe’s® and indie™)

•                  We will continue to build on this strategy moving into FY ’06

[GRAPHIC]

•                  What?

Joe’s Jeans division develops high fashion denim products for men and women under the Joe’s Jeans® brand and sportswear products under the Joe’s® brand

•                  Where?

Domestic:  Sold to high-end retailers including Barney’s, Saks, Bloomingdales, Macy’s, Anthropologie and Nordstrom

International:  Marketed and distributed to over 30 countries worldwide through partnerships with  Itochu Corporation in Japan and Beyond Blue for other international markets

•                  When?

Launched in FY ‘01

•                  How Much?

Joe’s - $140 to $179
Joe’s Premium - $240 to $275

•                  Latest?

One of the hottest denim brands in the marketplace; showing tops in Fall ‘05 and re-launching men’s in Spring ‘06

[GRAPHIC]

[GRAPHIC]

•              What?

Joe’s Jeans design team has developed a new denim line for women under the indie™ brand name

Leveraging the flagship Joe’s Jeans brand utilizing European fabrics and American finishing and the Company’s expertise in producing denim products

Attacking lower price point than Joe’s

•              How Much?

Denim Jeans - $88 to $119

•              Where and When?

Began shipping January 2005 to better department and specialty stores

Basics: ’05 Spring vs. Fall

[GRAPHIC]

Fall ‘05 Premiums

[GRAPHIC]

[LOGO]

•              What?

The company has a licensing agreement to develop fashion denim bottoms and related tops under the Betsey Johnson® brand

•              Where?

Selling to all Betsey Johnson retail and specialty stores

•              History?

Over 30 years of brand recognition

•              How Much?

Retail price points: $120 to $160

•              When?

Released in Fall ’04

•              Status?

The aggregate net sales in FY ‘05 are below expectations and management is currently evaluating options regarding this branded apparel line

[GRAPHIC]

Private Label Apparel

AMERICAN EAGLE OUTFITTERS

•              Veteran apparel industry management with expertise in private label denim

•              Large volume production capabilities

•              We provide customers with a fashionable high-quality product that sells

•              American Eagle Outfitters and Target’s Mossimo currently are the divisions main customers

[LOGO]

[GRAPHIC]

Sourcing

•              The Company sources its products from third party suppliers all over the world

•              Far East:  Products purchased from suppliers in the Far East are managed and monitored through third party agents

•                                          Mexico:  The Company primarily sources its denim products out of Mexico through Azteca Productions International, a strategic partner of the Company whose principals own approximately 12% of  IGI’s common stock

•              Azteca is a worldwide leader in the manufacturing of denim apparel products

•                                          Domestic:  The Company sources products in the domestic markets when economically feasible, allowing for shorter lead times and better quality control

Azteca Production
International, Inc.

[GRAPHIC]

International Blue Chip Base

[LOGO]

Why Innovo?

1.             Products

•                  We design desirable fashion forward apparel products

•                  Our products sell

•                  We know denim

2.             Marketing

•                  We are a “Marketing” company with a diversified portfolio of product lines

•                  Great products will not sell unless consumers know about them

•                  Fashion is entertainment

[GRAPHIC]

L.A. Marketing – Sunset Boulevard Billboard

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N.Y.C. Marketing – Medallion Taxi Cabs

[GRAPHIC]

Why Innovo?

[GRAPHIC]

3.               Sales

•                  Strong domestic retail relationships

•                  Strong international distribution for branded product

4.               Sourcing

•                  We can deliver

•                  Source products from around the world

•                  Can produce in large volume; support of strategic suppliers

•                  Can supply products that retail from $19.99 to $279.99

5.               People

•                  Our people have over 700 years of combined experience in the denim business

Financial Model for 2005

Model will provide for profits in 2005:

1.               Key sales drivers in 2005 & 2006:

•                  Branded – Joe’s and indie

•                  Private Label – American Eagle and Target

2.               Gross margins

3.               Selling expense

4.               Payroll and other fixed G&A expenses

Net Sales

•                  Excluding urban apparel, sales grew 53% from $63 million to $96 million in 2004

•                  Branded sales will grow sequentially from 2Q’05, driven by Joe’s and indie

•                  Pro Forma for the Blue Concepts acquisition, private label sales declined 22%

•                  Guidance of $115 million in sales for FY2005 (20% growth pro forma)

[CHART]

Gross Margin

•                  Targeting overall gross margins between 20% - 24%

•                  Maintain branded gross margins at 40% and private label gross margins at 15%

•                  Room for improvement in branded

•                  Consolidated gross margin is a function of sales mix

•                  Target mix shift to 65/35 private label versus branded

[CHART]	[CHART]

Selling Expense

Targeting variable selling expense at 4.5% - 5.0% in 2005:

•                  Comprised of sales commissions, royalties and earn-outs

•                  Branded selling expense = 9% of sales

•                  Private label selling expense = 2.5% of AEO sales

[CHART]

Payroll Expense

•                  Targeting payroll expense between $8.0 and $8.4 million in 2005

•                  Reduced direct payroll expense by 20% from 2004 peak

•                  Fill-in select areas in 2005 to handle growth

[CHART]

Fixed G&A

•                  Biggest components of fixed G&A are advertising and professional fees

•                  Started spending advertising dollars on indie in 1Q’05

•                  Professional fee expense will increase because of SOX 404

•                  Intend to hold other G&A expenses in-line with 4Q run-rate

[CHART]

EBITDA

•                  Post 2Q’05 is indicative of our core denim operations going forward

•                  Excluding urban apparel:  EBITDA break-even at ~$21 to $22 million in sales

[CHART]

Income Statement Review

•                  Gross margin between 20% - 24%

•                  Maintain selling expense at 4.5% of sales

•                  Increase payroll expense 11% to add employees to support sales growth

•                  Fixed G&A increase of 13% due to advertising and SOX 404

•                  D&A relatively flat – not a PP&E intensive business

•                  Net income break-even at approximately $100 million in sales

•                  Guidance of $0.05 per share for FY2005

Pro Forma	Annualized		Mid- Point
($ in millions)	3q’04	4q’04	2005

Gross Margin	21%	23%	20% - 24%
Total SG&A:
Selling	3.1%	3.9%	4.7%
Payroll	$7.7	$7.6	$8.4
Fixed G&A	6.4	7.1	8.0
D&A	1.5	1.5	1.6
Interest	1.2	1.5	1.7

Financial Highlights

Current Price (as of 7/7/05):	$2.31

Stock Symbol:	Nasdaq: INNO

Shares Outstanding:	33,000,000

Float:	25,000,000

Average Daily Volume:	1,000,000

52 Week High:	$6.61

52 Week Low:	$1.10

Market Cap:	$76,230,000

INNOVO GROUP INC.

CIBC World Markets Fifth Annual
Consumer Growth Conference

July 12-13, 2005